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      EXHIBIT 24 -POWER OF ATTORNEY OF THE OFFICERS AND DIRECTORS OF THE COMPANY


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints D. Paul Jones, Jr., Garrett R. Hegel, Jerry W. Powell and Daniel B. Graves his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 relating to the shares of Compass Bancshares, Inc. common stock which may be issued pursuant to the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE                                   TITLE
         ---------                                   -----
   /s/ Garrett R. Hegel
---------------------------------  Chief Financial Officer (Principal Financial
    (Garrett R. Hegel)               Officer)

   /s/ Timothy L. Journy
---------------------------------  Chief Accounting Officer (Principal Financial
    (Timothy L. Journy)              Officer)

   /s/ Charles W. Daniel
---------------------------------  Director
    (Charles W. Daniel)

   /s/ W. Eugene Davenport
---------------------------------  Director
    (W. Eugene Davenport)

   /s/ Marshall Durbin, Jr.
---------------------------------  Director
    (Marshall Durbin, Jr.)

   /s/ Tranum Fitzpatrick
---------------------------------  Director
    (Tranum Fitzpatrick)

   /s/ Carl J. Gessler, Jr., M.D.
---------------------------------  Director
    (Carl J. Gessler, Jr., M.D.)

   /s/ John S. Stein
---------------------------------  Director
    (John S. Stein)

   /s/ Robert J. Wright
---------------------------------  Director
    (Robert J. Wright)